MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
227 West Monroe Street, Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on November 11, 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) will be held at the offices of Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, Santa Monica, California 90401, on Tuesday, November 11, 2014 at 3:00 p.m. Pacific Time, for the purposes of considering and voting upon the following:

1.
The election of the Trustee nominee named in the accompanying proxy statement, Ronald A. Nyberg, as a Class I Trustee of the Fund by holders of preferred shares, to serve until 2017 or until their successors are duly elected and qualified;

2.
The election of the Trustee nominee named in the accompanying proxy statement, Ronald E. Toupin, Jr., as a Class II Trustee of the Fund by holders of preferred shares, to serve until 2015 or until his successor is duly elected and qualified;

3.	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof;

as set forth in the Proxy Statement accompanying this Notice.

You will need proof of ownership of the Fund’s shares of beneficial interest to enter the meeting or, if your shares are held in a brokerage or bank account (in “street name”), a proxy from the street name holder.

The close of business on October 3, 2014 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees of the Fund,

Mark E. Mathiasen
Secretary

Chicago, Illinois
October 30, 2014

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER
SOLICITATION, WE URGE YOU TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND
RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER
HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature
Corporate Accounts
(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp., c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Partnership Accounts
(1)	ABC Partnership	Jane B. Smith, Partner
(2)	Smith and Doe, Limited Partnership	Jane B. Smith, General Partner

Custodial or Estate Accounts
(1)	John B. Smith, Cust.,
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
227 West Monroe Street, Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 11, 2014

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Fund to be held at the offices of Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, Santa Monica, California 90401, on Tuesday, November 11, 2014, at 3:00 p.m. Pacific Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is expected that the notice of annual meeting, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 10, 2014.

The close of business on October 3, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On October 3, 2014, there were 2,778 shares of the Fund’s auction market preferred shares (“Preferred Shares”) outstanding. This class and common shares are the only classes of stock currently authorized by the Fund.

In accordance with the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the Common Shares and Preferred Shares entitled to vote on any matter at the Meeting. However, a quorum for the election of Messrs. Ronald A. Nyberg and Ronald E. Toupin, Jr., as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the Preferred Shares entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Declaration of Trust and Fourth Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

Broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the vote on the proposal.

Summary of Voting Rights on the Proposal

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, the preferred shareholders of the Fund (the “Preferred Shareholders”) will have equal voting rights (i.e., one vote per share) and will vote as a single class on all proposals to be brought before the Meeting. As summarized below, the election of Messrs. Nyberg1 and Toupin2 will require the affirmative vote of a majority of the votes of the Preferred Shareholders, voting as a separate class, present and entitled to vote for the election of Trustees, in person or by proxy.

(1)
Mr. Nyberg stood for re-election as a Class I Trustee at the 2011, 2012 and 2013 annual meetings of shareholders. Quorum was not reached by the Preferred Shareholders at any such meeting, and Mr. Nyberg continues to serve as a Trustee until such time as his successor is duly elected and qualified. Therefore, Mr. Nyberg is standing for re-election at the Meeting. If re-elected, Mr. Nyberg will serve for a term commensurate with the Class I Trustees, until the 2017 annual meeting of shareholders or until a successor shall have been elected and qualified.

(2)
Mr. Toupin stood for re-election as a Class II Trustee at the 2012 and 2013 annual meetings of shareholders. Quorum was not reached by the Preferred Shareholders at either meeting, and Mr. Toupin continues to serve as a Trustee until such time as his successor is duly elected and qualified. Therefore, Mr. Toupin is standing for re-election at the Meeting. If re-elected, Mr. Toupin will serve for a term commensurate with the Class II Trustees, until the 2015 annual meeting of shareholders or until a successor shall have been elected and qualified.

Shareholder Name	Common Shareholders	Preferred Shareholders
Ronald E. Toupin, Jr.	N/A	X
Ronald A. Nyberg	N/A	X

The Fund’s Board of Trustees is presently comprised of five (5) Trustees. The Board is divided into three classes, and members of each class hold office for a term of three years or until their successors are elected and qualified. The term of one class expires in each year.

The term of office of the Class II Trustee, if elected at this Meeting, expires at the annual meeting of shareholders to be held in 2015, or thereafter when his successor is duly elected. The term of office of the Class III Trustees, expires at the annual meeting of shareholders to be held in 2016, or thereafter when their respective successors are duly elected. The term of office of the Class I Trustee, if elected at this Meeting, expires at the annual meeting of shareholders to be held in 2017, or thereafter when his successor is duly elected.

On August 19, 2014, the Board recommended for election at the Meeting Messrs. Nyberg and Toupin.  At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Mr. Nyberg, a Class I Trustee, and FOR the election of Mr. Toupin as a Class II Trustee. Messrs. Nyberg and Toupin are currently members of the Board. Randall C. Barnes and Clifford D. Corso were last elected by shareholders in 2013, Donald C. Cacciapaglia was last elected by shareholders in 2012, and Messrs. Toupin and Nyberg were last elected by shareholders in 2010 and 2008, respectively.

The nominees have agreed to serve if elected. There is no reason to believe that the nominees will become unavailable for election as Trustees of the Fund, but if that should occur before the Meeting, votes will be cast for the person(s) the Nominating and Governance Committee and the Board of Trustees recommend.

At the Annual Meeting of Shareholders held on November 11, 2004, the Fund’s shareholders elected the Board of Trustees to staggered terms in accordance with the Declaration of Trust. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The principal executive offices of the Fund are located at 227 West Monroe Street, Chicago, Illinois 60606. Cutwater Investor Services Corp. (“CISC”), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund’s investment adviser. CISC is an indirect wholly-owned subsidiary of MBIA Inc., a Connecticut corporation and a New York Stock Exchange listed company with principal offices at 113 King Street, Armonk, New York 10504. The Fund’s servicing agent is Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”) whose principal business address is 227 West Monroe Street, Chicago, Illinois 60606.  The Fund’s administrator is Rydex Fund Services, LLC (“RFS” and together with Guggenheim Distributors, “Guggenheim Funds”), an affiliate of Guggenheim Distributors, whose principal business address is 805

King Farm Boulevard, Rockville, Maryland 20850. The Fund’s custodian, accounting agent and auction agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286. The Fund’s transfer agent is Computershare Limited, whose principal business address is 199 Water Street, New York, New York 10038.

Information Regarding Trustee Nominees and Trustees of the Fund

The following table provides information as of August 31, 2014, unless otherwise indicated, concerning the nominees for election as a Trustee and the other Trustees of the Fund:

				Number of	Other
		Term of		Portfolios in	Directorships
		Office(2)		Complex(3)	Fund Held by
Name,		and		Overseen by	the Nominee
Address(1)	Position(s)	Length		Nominee	During
and Year	Held with	of Time	Principal Occupation(s)	(Including	the Past
of Birth	Fund	Served	During Past Five Years	the Fund)	Five Years

INDEPENDENT TRUSTEE* NOMINEES

Ronald E.	Trustee	Since	Current: Portfolio Consultant	85	Former: Trustee,
Toupin, Jr.	(Preferred)	2003	(2010-present).		Bennett Group of
Year of Birth:	Class II		Former: Vice President, Manager		Funds (2011-
1958			and Portfolio Manager of Nuveen Asset		Sept. 2013)
	Chairman	Since	Management (1998-1999), Vice President
	of the	November	of Nuveen Investment Advisory Corporation
	Board	2004	(1992-1999), Vice President and Manager
			of Nuveen Unit Investment Trusts
			1991-1999), and Assistant Vice President
			and Portfolio Manager of Nuveen Unit
			Investment Trusts (1988-1999), each of
			John Nuveen & Company, Inc. (1982-1999).

Ronald A.	Trustee	Since	Current: Partner, Nyberg & Cassioppi, LLC	88	Current: Edward-
Nyberg	(Preferred)	2003	(2000 – present).		Elmhurst
Year of Birth:	Class I		Former: Executive Vice President, General		Healthcare
1953			Counsel, and Corporate Secretary,		System
			Van Kampen Investments (1982-1999).		(2012-present).

The other Trustees who are not standing for election at the 2014 Annual Meeting of Shareholders are:

				Number of	Other
		Term of		Portfolios in	Directorships
		Office(2)		Complex(3)	Fund Held by
Name,		and		Overseen by	the Nominee
Address(1)	Position(s)	Length		Nominee	During
and Year	Held with	of Time	Principal Occupation(s)	(Including	the Past
of Birth	Fund	Served	During Past Five Years	the Fund)	Five Years

INDEPENDENT TRUSTEE*

Randall C.	Trustee	Since	Current: Private Investor (2001-Present).	86	None.
Barnes	Class III	2006	Former: Senior Vice President, Treasurer of
Year of Birth:			PepsiCo, Inc. (1993-1997), President,
1951			Pizza Hut International (1991-1993) and
			Senior Vice President, Strategic Planning
			and New Business Development
			of PepsiCo, Inc. (1987-1990).

INTERESTED TRUSTEE†

Donald C.	Trustee	Since	Current: President and Chief Executive ,	214	Current:
Cacciapaglia	Class II	2012	Officer certain other funds in the Fund Complex		Guggenheim
Year of Birth:			(2012-present); Vice Chairman, Guggenheim		Partners Japan,
1951			Investments (2010-present).		Ltd. (2014-
			Former: Chairman and Chief Executive		present);
			Officer, Channel Capital Group, Inc.		Delaware Life
			(2002-2010).		(2013-
					present);
					Guggenheim
					Life and Annuity
					Company
					(2011-Present;
					Paragon Life
					Insurance
					Company of
					Indiana (2011-
					present).

INTERESTED TRUSTEE†

Clifford D.	Trustee	Since	Chief Executive Officer and Chief	1	None.
Corso	Class III	2003	Investment Officer of Cutwater Investor
Year of Birth:			Services Corp. and Cutwater Holdings,
1961	President	Since	Inc. (2010-present), President and Chief
	and Chief	2012	Investment Officer of Cutwater Asset
	Executive		Management Corp (2000-2010); President
	Officer		of Cutwater Holdings, LLC (2004-2010);
			Executive Vice President and Chief
			Investment Officer of MBIA Inc.
			(2008 -present); Vice President of
			MBIA Inc. (2004-2008)

†
“Interested Trustees” are those Trustees who are “interested persons” of the Fund as defined in the 1940 Act. Mr. Corso, is an “interested person” by virtue of his position at CISC. Mr. Corso’s positions with affiliated persons of the Fund are set forth in the table above. Mr. Cacciapaglia is deemed an “interested person” by virtue of his position with Guggenheim Funds. Mr. Cacciapaglia’s positions with affiliated persons of the Fund are also set forth in the table above.

*
“Independent Trustees” are those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange (“NYSE”) listing standards.

(1)	The business address of each Trustee is c/o Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606.

(2)
If elected, the terms of office of the Class I and Class II Trustees expire in 2017 and 2015 respectively, or when their successors are duly elected and qualified. The terms of office of the Class III Trustees expire in 2016, or when their respective successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee’s death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(3)
The Fund is part of the Guggenheim Funds’ fund complex (referred to herein as the “Fund Complex”) that consists of U.S. registered investment companies advised or serviced by the Servicing Agent or its affiliates. The Fund Complex is composed of 13 closed-end funds, including the Fund, 147 open end mutual funds and 59 exchange-traded funds as of August 31, 2014. The Fund Complex is overseen by multiple Boards of Trustees.

Qualifications and Experience of Trustees and Nominees

The Trustees and nominees were selected to serve and continue on the Board of Trustees, as applicable, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee and nominee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees or nominees are pursuant to requirements of the SEC, do not constitute holding out of any Trustee or nominees as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since 2006 and other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, his role with other funds, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a Trustee of the Fund since 2012. Mr. Cacciapaglia is Chief Executive Officer of other funds in the Fund Complex. Through his over 25 years of experience in the financial industry, Mr. Cacciapaglia is experienced in financial, regulatory, distribution and investment matters.

Clifford D. Corso. Mr. Corso has served as a Trustee of the Fund since 2003 and is currently CEO and CIO of CISC. Through his service as a Trustee of the Fund and his professional training and employment experience, including Senior Executive of CISC, Mr. Corso is experienced in financial, regulatory and investment matters.

Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating and Governance Committee, his role with other funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, legal, regulatory and governance matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, his role with other funds, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee and nominee also has considerable familiarity with CISC and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund, as applicable.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, CISC and other service providers to the Fund, as applicable, also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from CISC on the investments and securities trading of the

Fund. With respect to valuation, the Board oversees a pricing committee comprised of CISC personnel and has approved Valuation and Pricing Procedures applicable to valuing the Fund’s securities, which the Board and its Audit Committee periodically review. The Board also requires CISC to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of each Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Trustees’ Prior Legal and Disciplinary Actions

The Trustees, including the nominees, have no prior legal or disciplinary actions.

Board Committees and Meetings

Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including CISC, Guggenheim Funds, the custodian, and the transfer agent. As part of this process, the Trustees consult with the Fund’s independent registered public accounting firm and with their independent legal counsel.

During the fiscal year ended July 31, 2014, the Board of Trustees met four times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

Audit Committee. The Fund’s Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be “interested persons” of the Fund, CISC or its affiliates, or Guggenheim Funds or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee.

The  Audit  Committee  is,  among  other  things,  responsible  for: (i) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund’s financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund’s independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund’s independent registered public accounting firm, and (iv) discussing the Fund’s annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. The Audit Committee met four times during the fiscal year ended July 31, 2014.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on August 19, 2014 (the “Audit Committee Charter”). The Fund’s amended Audit Committee Charter is available on the website of the Fund at www.guggenheiminvestments.com/products/cef/mzf.

Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating and Governance Committee met two times during the Fund’s fiscal year ended July 31, 2014.

The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on October 20, 2008 (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is available on the website of the Fund at www.guggenheiminvestments.com/products/cef/mzf.

The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of the Fund, among any others it may deem relevant:

•
whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•
whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution the individual can make to the Board and the Fund, with consideration being given to the individual’s educational background and business and professional experience;

•	the character and integrity of the individual;

•	the overall diversity of the Board’s composition; and

•
the Nominating and Governance Committee may, but is not required to, retain a third party search firm at the Fund’s expense to assist in the identification of nominees who are not “interested persons” as defined in the 1940 Act (“Independent Trustee Nominees”).

Following an initial evaluation by the Committee, a nominee must:

•
be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

•	be prepared to submit character references and agree to appropriate background checks; and

•	be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

Equity Ownership

As of August 31, 2014, each Trustee beneficially owned equity securities of the Fund and other Funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Aggregate Dollar Range
	Dollar Range of	of Equity Securities
Name of	Equity Securities	Overseen by Trustees
Trustee	in the Fund	in the Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
Ronald A. Nyberg	$10,001-$50,000	Over $100,000
Ronald E. Toupin, Jr.	None	$10,001-$50,000
Interested Trustees:
Clifford D. Corso	None	None
Donald C.
Cacciapaglia	None	None

As of August 31, 2014, Trustees and Officers of the Fund beneficially owned Shares of the Fund as specified below:

Independent Trustee:	Shares:
Ronald A. Nyberg	944

As of August 31, 2014, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Security Ownership of Certain Beneficial Owners

As of September 27, 2014 the registered shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who owned of record, or owned beneficially, more than 5% of any class of the Fund’s shares outstanding is noted in the table below.

Number of Shares	Percentage of Class	Name	Address
1,309,715 (Common Shares)	19.26% (Common Shares)	First Trust Portfolios LP	120 E. Liberty Drive Wheaton, IL 60178

Based upon information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on January 31, 2014.

As of the close of business on October 3, 2014, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 6,788,432 shares of the 6,800,476 Common Shares (representing approximately 99.82% of the outstanding Common Shares) and 2,778 Preferred Shares, equal to 100% of the Fund’s outstanding Preferred Shares.

Compensation

CISC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries. Guggenheim Funds pays all compensation of officers and employees of the Fund who are affiliated persons of Guggenheim Funds.

The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $4,500 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

The following table provides information regarding the compensation of the Fund’s Independent Trustees for the Fund’s fiscal year ended August 31, 2014. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

	Compensation	Total Compensation
Name of	from	from the
Independent Trustee(1)	the Fund	Fund Complex
Randall C. Barnes	$16,625	$266,125
Ronald A. Nyberg	$16,625	$339,125
Ronald E. Toupin, Jr.	$20,375	$287,125

(1)   Trustees not eligible for compensation are not included in the above table.

Required Vote

The election of Messrs. Toupin and Nyberg to the Board of Trustees will require the affirmative vote of a majority of the Preferred Shares (voting as a separate class) present and entitled to vote for the election of Trustees at the Meeting, in person or by proxy.

THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR ALL” THE NOMINEES FOR TRUSTEE.

Expenses of Proxy Solicitation

The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of CISC or its affiliates (none of whom will receive additional compensation therefore) or Guggenheim Funds or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Additional Information

Report of the Audit Committee

After the meeting of the Audit Committee on August 19, 2014, the Audit Committee reported that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, such as the quality of the Fund’s accounting principles and internal controls; and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm’s independence with E&Y.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended July 31, 2014. Additionally, the Audit Committee recommended that E&Y be appointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2015.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Randall C. Barnes, Chairperson
Ronald A. Nyberg
Ronald E. Toupin, Jr.

Executive Officers of the Fund

Certain biographical and other information relating to the officers (other than Mr. Corso whose biographical information is above) of the Fund is set forth below, including their year of birth, principal occupations for the past five years, and the length of time served.

Name,		Term of
Address(1)		Office(2) and
and Year		Year First	Principal Occupation During
of Birth	Title	Appointed	the Past Five Years
John Sullivan	Chief	Since	Senior Managing Director – Fund
Year of Birth:	Financial	2011	Administration, Guggenheim Investments
1955	Officer,		(2010-present). Chief Financial Officer, Chief
	Chief		Accounting Officer and Treasurer of certain
	Accounting		funds in the Fund Complex (2010-present).
	Officer and		Formerly, Chief Compliance Officer, Van
	Treasurer		Kampen Funds (2004-2010). Head of Fund
Accounting, Morgan Stanley Investment
Management(2002-2004). Chief Financial
Officer, Treasurer, Van Kampen Funds
(1996-2004).

Joanna Catalucci	Chief	Since	Managing Director of Compliance and Fund
Date of Birth:	Compliance	2012	Board Relations, Guggenheim Investments
1966	Officer		(2012-present). Formerly, Chief Compliance
Officer and Secretary, SBL Fund; Security
Equity Fund; Security Income Fund; Security
Large Cap Value Fund and Security Mid Cap
Growth Fund; Vice President, Rydex Holdings,
LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice
President and Chief Compliance Officer,
Security Investors, LLC (2010-2012); Security
Global Investors, LLC, Senior Vice President
(2010-2011); Rydex Advisors, LLC (f/k/a
PADCO Advisors, Inc.) and Rydex Advisors
II, LLC (f/k/a PADCO Advisors II, Inc.), Chief
Compliance Officer and Senior Vice President
(2010-2011); Rydex Capital Partners I, LLC
and Rydex Capital Partners II, LLC, Chief
Compliance Officer (2006-2007); and Rydex
Fund Services, LLC (f/k/a Rydex Fund
Services, Inc.), Vice President (2001-2006).
Chief Compliance Officer of certain funds in
the Fund Complex (2012-present).

Amy J. Lee	Chief	Since	Senior Managing Director, Guggenheim
Date of Birth:	Legal	2013	Investments (2012-present); Senior Vice
1961	Officer		President & Secretary, Security Investors,
2010 - present); Secretary & Chief
Compliance Officer, Security Distributors,
Inc. (1887 - 2012); Vice President, Associate
General Counsel & Assistant Secretary,
Security Benefit Life Insurance Company and
Security Benefit Corporation (1987-2012);
Vice President & Secretary, Rydex Series Funds,
Rydex ETF Trust, Rydex Dynamic Funds,
and Rydex Variable Trust (2008-present).
Chief Legal Officer of certain funds in the
Fund Complex (2013-present).

Name,		Term of
Address(1)		Office(2) and
and Year		Year First	Principal Occupation During
of Birth	Title	Appointed	the Past Five Years
James Howley	Assistant	Since	Director - Fund Administration, Guggenheim
Year of Birth:	Treasurer	2006	Investments (2004-present). Assistant
1972			Treasurer of certain funds in the Fund
Complex (2006-present). Previously,
Manager, Mutual Fund Administration of
Van Kampen Investments, Inc. (1996-2004).

Mark J. Furjanic	Assistant	Since	Vice President - Fund Administration Tax,
Year of Birth:	Treasurer	2008	Guggenheim Investments (2005-present);
1959			Assistant Treasurer of certain funds in the Fund
Complex (2008-present). Formerly, Senior
Manager for Ernst & Young LLP (1999-2005).

Kimberly J. Scott	Assistant	Since	Vice President - Fund Administration,
Year of Birth:	Treasurer	2012	Guggenheim Investments (2012-present);
1974			Assistant Treasurer of certain funds in the Fund
Complex (2012-present). Previously, Financial
Reporting Manager for Invesco, Ltd. (2010-
2011); Vice President/Assistant Treasurer, Mutual
Fund Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2009-2010); Manager- Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2005-2009).

Mark E.	Secretary	Since	Managing Director,
Mathiasen		2007	Guggenheim Investments
Year of Birth:			(2007-present). Secretary of certain funds in
1978			the Fund Complex (2007-present).

Michael Megaris	Assistant Secretary	Since 2014	Assistant Secretary, certain other funds in
1984			the Fund Complex (2014-present); Associate,
Guggenheim Investments, (2012-present).

(1)	The business address of each officer of the Fund is 227 West Monroe Street, Chicago, Illinois 60606 unless otherwise noted.

(2)	Officers serve at the pleasure of the Board of Trustees of the Fund and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) served as the Fund’s independent registered public accounting firm for the fiscal years ended July 31, 2014 and July 31, 2013.

The report of E&Y on the Fund’s financial statements for the fiscal years ended July 31, 2014 and July 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the Fund’s fiscal years ended July 31, 2014 and July 31, 2013 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.

If requested by any shareholder, a representative of E&Y will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

Audit Fees

Audit Fees are fees related to the annual audit of the Fund’s financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2014, E&Y billed $25,000 to the Fund, including out of pocket expenses. For the fiscal year ended July 31, 2013 E&Y billed $24,000 to the Fund, including out-of-pocket expenses.

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2014 were $4,250 and for the fiscal year ended July 31, 2013 were $4,000. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit related services related directly to the operations and financial reporting of the Fund for the Fund’s fiscal year ended July 31, 2014 or for the fiscal year ended July 31, 2013.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2014 were $7,725 and for the fiscal year ended July 31, 2013 were $7,500. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund’s fiscal year ended July 31, 2014 or July 31, 2013.

All Other Fees

All Other Fees are fees related to products and services other than those services reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” There were no All Other Fees billed by E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2014 or for the fiscal year ended July 31, 2013.

Aggregate Non-Audit Fees

The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2014 were $11,925, consisting of $4,200 Audit-Related Fees and $7,725 Tax Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2013 were $11,500, consisting of $4,000 Audit-Related Fees and $7,500 Tax Fees. No

Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2014 or for the fiscal year ended July 31, 2013.

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to CISC or any entity controlling, controlled by, or under common control with CISC (and such other entities, together, the “Service Affiliates”) if such services related directly to the operations and financial reporting of the Fund.

None of the services described above, provided in the fiscal year ended July 31, 2014 or the fiscal year ended July 31, 2013, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to CISC and Service Affiliates that were not pre-approved (not requiring pre approval) is compatible with maintaining E&Y’s independence, respectively. All services provided by E&Y to the Fund, CISC or service affiliates that were required to be pre-approved were pre-approved as required.

Section 16(a) Beneficial Ownership Reporting Compliance

Each Trustee and certain officers of the Fund, CISC, certain affiliated persons of CISC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Trustees and relevant officers have complied with all applicable filing requirements during the fiscal year ended July 31, 2014. CISC filed a Form 3 on September 24, 2014 in connection with its assumption of its role as investment adviser to the Fund on July 1, 2011.

Proposals to be Submitted by Shareholders and Other Shareholders and Other Shareholder Communications

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2015 must be received by the Fund no earlier than August 1, 2015 and no later than August 31, 2015. All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2015 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than July 2, 2015. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a 4(c) under the Exchange Act, such proposal must be received by the Fund no later than September 15, 2015. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Other Information

THE FUND’S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2014 AND THE FUND’S SUBSEQUENT SEMI ANNUAL REPORT, IF ANY, MAY BE OBTAINED WHEN AVAILABLE FREE OF CHARGE BY WRITING TO THE FUND AT 227 WEST MONROE STREET, CHICAGO, ILLINOIS 60606, OR BY CALLING TOLL-FREE AT (800) 345-7999.

Delivery of Documents to Shareholders Sharing an Address

In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund’s servicing agent, Guggenheim Funds Distributors, LLC, at (800) 345-7999, and requests in writing should be sent to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Guggenheim Funds Distributors, LLC at the address above.

October 30, 2014

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE NOVEMBER 11, 2014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M78590-P56186	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

PREFERRED	☐	☐	☐

1. Election of Trustees:

Class II Nominee, to serve until the 2015 Annual Meeting of Shareholders:

          01)  Ronald E. Toupin, Jr.

          Class I Nominee, to serve until the 2017 Annual Meeting of
          Shareholders:

          02)  Ronald A. Nyberg

2.      Any other business that may properly come before the Meeting.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign and date here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M78591-P56186

Solicited by the Board of Trustees
Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders November 11, 2014

PREFERRED

The undersigned holder of auction market rate preferred shares (the "preferred shares") of Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Mark E. Mathiasen and Amy J. Lee, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, Santa Monica, California 90401 on Tuesday, November 11, 2014, at 3:00 p.m., Pacific Time, and at any postponements  or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEE.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.